LINCOLN ADVISOR FUNDS, INC.
Supplement dated November 17, 1995 to
the Prospectus dated January 27, 1995

Strategic Transactions -- Limitations on Futures and Other
Transactions

        The Board of Directors of Lincoln Advisor Funds, Inc. (the "Fund") has approved and adopted an amendment to the Fund's Prospectus and Statement of Additional Information regarding the purchase or sale of futures contracts or options on futures contracts. Effective as of the date hereof, the Prospectus is amended to enable each Portfolio, except The Lincoln Cashfund Portfolio, to take futures positions where the aggregate amount committed to initial margins and options premiums on the futures contracts does not exceed five percent (5%) of the Portfolio's net asset value without reference to the definition of "bona fide hedging transactions and positions", consistent with the
revised regulations under The Commodity Exchange Act.   In
addition, the requirement that each such futures contract be covered by cash equivalent set-asides equal to the total contract value is hereby deleted. Discussion of the purchase or sale of futures contracts or options on futures contracts is set forth at Appendix A under the headings: "Strategic Transactions -- General", "--Limitations on Futures and Options
Transactions", and "--Futures Contracts and Options Thereon".

LINCOLN ADVISOR FUNDS, INC.
Supplement dated November 17, 1995 to
Statement of Additional Information dated January 27, 1995

INVESTMENT OBJECTIVES AND POLICIES -- Futures Contracts and
Options Thereon

        The Board of Directors of Lincoln Advisor Funds, Inc. (the "Fund") has approved and adopted an amendment to the Fund's Prospectus and Statement of Additional Information regarding the purchase or sale of futures contracts or options on futures contracts. Effective as of the date hereof, the Prospectus is amended to enable each Portfolio except, The Lincoln Cashfund Portfolio, to take futures positions where the aggregate amount committed to initial margins and options premiums on the futures contracts does not exceed five percent (5%) of the Portfolio's net asset value without reference to the definition of "bona fide hedging transactions and positions", consistent with the revised regulations under The Commodity Exchange Act, or requiring that each such futures contract be covered by cash equivalent set-asides equal to the total contract value. Discussion of the purchase or sale of futures contracts or options on futures contracts is set forth beginning at page 9 under the heading "INVESTMENT OBJECTIVES AND POLICIES -- Futures Contracts and Options Thereon" and "-- Risks of Transactions in Futures Contracts".

        Therefore, the SAI is hereby amended by deleting in its entirety each of the third paragraph and the fourth paragraph under the sub-heading "-- Risks of Transactions in Futures
Contracts" from page 10 thereof, which paragraphs read as follows:

                "Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempted from the definition of "commodity pool operator", subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the investment company's futures transactions constitute bona fide hedging transactions within the meaning of the regulations of the CFTC."

                "With respect to long positions assumed by a Portfolio, the Portfolio will segregate with the Fund's Custodian an amount of cash, government securities or liquid, high-grade debt securities so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts and thereby insures that the use of futures contracts is unleveraged."

LINCOLN ADVISOR FUNDS, INC.
200 East Berry Street - Fort Wayne, Indiana  46802

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of the Lincoln Advisor Funds, Inc. (the "Fund"), dated January 27, 1995, as amended or supplemented from time to time, and should be read in conjunction with the Fund's Prospectus. The Fund's Prospectus may be obtained by calling the Fund's shareholder services representative at 1-800-9ADVISOR (1-800-923-8476). This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.


CONTENTS


Investment Objectives and Policies               1
Investment Restrictions                         24
Management                                      27
Dividends, Distributions and Taxes              39
Purchase and Redemption of Shares               45
Execution of Portfolio Transactions             48
Calculation of Performance Data                 50
Net Asset Value                                 53
Shareholder Services                            55
General Information                             56
Appendix A - Description of Security Ratings   A-1


              INVESTMENT OBJECTIVES AND POLICIES

In general, the Fund is an open-end, diversified management investment company consisting of nine separate Portfolios (each a "Portfolio" and collectively the "Portfolios"): the Lincoln Growth and Income Portfolio, the Lincoln Enterprise Portfolio, the Lincoln U.S. Growth Portfolio, the Lincoln World Growth Portfolio, the Lincoln New Pacific Portfolio, the Lincoln Government Income Portfolio, the Lincoln Corporate Income Portfolio, the Lincoln Tax-Free Income Portfolio and the Lincoln Cashfund Portfolio. This Statement of Additional Information is applicable to all of the Portfolios. Lincoln National Investment Management Company (the "Investment Advisor") serves as the Investment Advisor to the Fund. Beutel, Goodman Capital Management serves as the Sub-Advisor for the Lincoln Growth and Income Portfolio; Lynch & Mayer, Inc. serves as the Sub-Advisor for the Lincoln Enterprise Portfolio; Provident Investment Counsel, a wholly owned subsidiary of United Asset Management Corporation, serves as the Sub-Advisor for the Lincoln U.S. Growth Portfolio; Walter Scott & Partners Limited serves as the Sub-Advisor for the Lincoln World Growth Portfolio; and John Govett & Company Limited serves as the Sub-Advisor for the Lincoln New Pacific Portfolio. Each of the foregoing Sub-Advisors are referred to herein as a "Sub-Advisor" or collectively as "Sub-Advisors".

        The Prospectus discusses the Portfolios' investment objectives and the policies followed to achieve those objectives. The following discussion supplements the description of the Portfolios' investment objectives and policies in the Prospectus. Capitalized terms that are not defined herein are defined in the Fund's Prospectus.

LOWER-RATED DEBT SECURITIES

Each of the Portfolios, except for the Lincoln Government
Income Portfolio and the Lincoln Cashfund Portfolio, may purchase lower-rated debt securities which are securities that are rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Corporation ("S&P"). These securities are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty
which may follow periods of rising interest rates.   While the
market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See "Description of Security Ratings" herein.

        The market for lower-rated securities may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board of Directors, including the use of outside pricing services.
Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Portfolio to value its portfolio securities and the Portfolio's ability to dispose of these lower-rated debt securities.

        Since the risk of default is higher for lower-quality securities, the Investment Advisor's and/or applicable Sub-Advisor's research and credit analysis is an integral part of managing any securities of this type held by a Portfolio. In considering investments for a Portfolio, the Investment Advisor and /or Sub-Advisor, if any, will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Investment Advisor's and/or Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

        A Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

MORTGAGE-BACKED SECURITIES

        Each Portfolio may invest in mortgage-related securities including those representing an undivided ownership interest in a pool of mortgages.

        GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES. Certificates issued by the Government National Mortgage Association ("GNMA") are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

        Principal is paid back monthly by the borrower over the term of the loan. Investment of prepayments may occur at higher or lower rates than the anticipated yield on the certificates.
Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates typically appreciate or decline in market value during periods of declining or rising interest rates, respectively. Due to the regular repayment of principal and the prepayment feature, the effective maturities of mortgage pass-through securities are shorter than stated maturities, will vary based on market conditions and cannot be predicted in advance. The effective maturities of newly-issued GNMA certificates backed by relatively new loans at or near the prevailing interest rates are generally assumed to range between approximately 9 and 12 years.

        FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. The Federal National Mortgage Association ("FNMA"), a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans.
 FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government.

        As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayments of the underlying pool of mortgages and cannot be predicted.

        OTHER MORTGAGE-BACKED SECURITIES. The Lincoln Government Income, Lincoln Corporate Income and Lincoln Tax-Free Income Portfolios may invest in mortgage-backed securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities). These securities include mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") (which include real estate mortgage investment conduits as authorized under the Internal Revenue Code of 1986) or mortgage-backed bonds. Each class of bonds in a CMO series may have a different maturity than the other classes of bonds in the series and may bear a different coupon. The different maturities occur because payments of principal, both regular principal payments as well as any prepayments are passed through first to the holders of the class with the shortest maturity until it is completely retired. Thereafter, principal payments are passed through to the next class of bonds in the series, until all the classes have been paid off. As a result, an acceleration in the rate of prepayments may also be associated with declining interest rates, shortening the expected life of each class, with the greatest cash flow impact on those classes with the shortest maturities. Should the rate of prepayments slow down, as may happen in times of rising interest rates, the expected life of each class lengthens, again with the greatest cash flow impact on those classes with the shortest maturities. In the case of some CMO series, each class may receive a different proportion of the monthly interest and principal repayments on the underlying collateral. In these series the classes have proportionally greater interests in principal repayments generally and would be more affected by a change in the rate of prepayments although the percentage impact on those classes consisting mostly of interest payments could be greater.

        ASSET-BACKED SECURITIES. The Lincoln Government Income and Lincoln Corporate Income Portfolios may invest in bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies, or other providers of credit. These securities are often "enhanced" by a bank letter of credit or by insurance coverage provided by an institution other than the issuer; such an enhancement typically covers only a portion of the par value until exhausted. Generally, the originator of the loan or accounts receivable paper sells it to a specially created trust, which repackages it as securities with a term of five years or less. Examples of these types of securities include "certificates for automobile receivables" (commonly referred to as "CARs") and bonds backed by credit card loan receivables (commonly referred to as "plastic bonds"). The loans underlying these securities are subject to prepayments which can decrease maturities and returns. The values of these securities are ultimately dependent upon payment of the underlying loans by individuals, and the holders generally have no recourse against the originator of the loans. Holders of these securities may experience losses or delays in payment if the original payments of principal and interest are not made to the trust with respect to the underlying loans. The values of these securities also may fluctuate due to changes in the market perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loan, or the financial institution providing the credit enhancement.

FOREIGN INVESTMENTS

        The Lincoln World Growth and Lincoln New Pacific Portfolios may invest all of their assets in foreign investments. Certain of the Portfolios may invest the following percentages of their assets in foreign securities: the Lincoln Growth and Income Portfolio (15%), the Lincoln Enterprise Portfolio (15%), the Lincoln U.S. Growth Portfolio (20%) and the Lincoln Tax-Free
Income Portfolio (10%). Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

        Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

        Investing abroad also involves different political and eocnomic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Investment Advisor or Sub-Advisor will be able to anticipate or counter these potential events.

        The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

        The Portfolios may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

        American Depository Receipts and European Depository Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

The Lincoln Cashfund Portfolio may invest in certificates of deposit which are issued or guaranteed by banks, including foreign banks. The term "certificate of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. Eurodollars are U.S. dollars deposited in branches of banks outside the United States.

MORTGAGE DOLLAR ROLLS

        Each Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar roll transactions consist of the sale by a Portfolio of mortgage-backed securities, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Portfolio being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held, and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs. The Portfolio will place U.S. Government or other liquid, high quality assets in a segregated account in an amount sufficient to cover its repurchase obligation.

OPTIONS ON FOREIGN AND U.S. CURRENCIES AND SECURITIES

        The Portfolios, except for the Lincoln Cashfund Portfolio, may purchase and sell (write) put and call options on securities, although the present intent is to write only covered call options. These covered call options must remain covered so long as a Portfolio is obligated as a writer. A call option written by a Portfolio is "covered" if the Portfolio owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, treasury bills or other high grade, short-term debt obligations in a segregated account with the Fund's Custodian.
The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

        If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option (whether an exchange-traded option or a NASDAQ option) is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of The Options Clearing Corporation (OCC), the Chicago Board of Trade and the Chicago Mercantile Exchange, institutions which interpose themselves between buyers and sellers of options. Technically, each of these institutions assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

        An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or other trading facility will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

        Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.
However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

OPTIONS ON STOCK INDICES

        Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.
This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the
"multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.
Unlike stock options, all settlements are in cash.

        The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

        Except as described below, a Portfolio will write call options on indices only if on such date it holds a portfolio of securities at least equal to the value of the index times the multiplier times the number of contracts. When a Portfolio writes a call option on a broadly-based stock market index, the Portfolio will segregate or put into escrow with the Fund's
Custodian, or pledge to a broker as collateral for the option, cash, cash equivalents or at least one "qualified security" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A Portfolio will write call options on broadly-based stock market indices only if at the time of writing it holds a diversified portfolio of stocks.

        If a Portfolio has written an option on an industry or market segment index, it will so segregate or put into escrow with the Fund's Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

        If at the close of business, the market value of such qualified securities so segregated, escrowed or pledged falls below 100%
of the current index value times the multiplier times the number of contracts, a Portfolio will segregate, escrow or pledge an amount in cash, Treasury bills or other high grade short-term debt obligations equal in value to the difference. In addition, when a Portfolio writes a call on an index which is in-the-money at the time the call is written, the Portfolio will segregate with the Fund's Custodian or pledge to the broker as collateral, cash, U.S. Government or other high grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts.
 Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. However, if a Portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the

Portfolio in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with the Fund's
Custodian, it will not be subject to the requirements described in this paragraph.

        RISKS OF OPTIONS ON STOCK INDICES. Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. It is the Portfolios' policy to purchase or write options only on indices which include a number of securities sufficient to minimize the likelihood of a trading halt in the index.

        SPECIAL RISKS OF WRITING CALLS ON STOCK INDICES. Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call, the Portfolio would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Portfolio fails to anticipate an exercise it may have to borrow from a bank (in amounts not exceeding 20% of the value of the Portfolio's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

        When a Portfolio has written a call, there is also a risk that the market may decline between the time the Portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell securities in its portfolio. As with stock options, a Portfolio will not learn that an index option has been exercised until the day following the exercise date. Unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Portfolio may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Portfolio has written is "covered" by an index call held by the Portfolio with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

        OVER-THE-COUNTER OPTIONS AND ILLIQUID SECURITIES. As indicated in the Prospectus, all Portfolios may deal in over-the-counter
("OTC") options. The Portfolios understand the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Portfolios, the Investment Advisor, and the Sub-Advisors disagree with this position and have found the dealers with which they engage in OTC options transactions generally agreeable to and capable of entering into closing transactions. As also indicated in the Prospectus, the Portfolios have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse impact of such transactions upon the liquidity of each Portfolio's portfolio.

        As part of these procedures the Portfolios will engage in OTC options transactions only with primary dealers that have been specifically approved by the Board of Directors of the Fund.
The Fund and the Investment Advisor and/or Sub-Advisors believe that the approved dealers should be agreeable and able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Portfolios. The Portfolios anticipate entering into written agreements with those dealers to whom the Portfolios may sell OTC options, pursuant to which the Portfolios would have the absolute right to repurchase the OTC options from such dealers at any time at a price determined pursuant to a formula set forth in certain no action letters published by the SEC staff. A Portfolio will not engage in OTC options transactions if the amount invested by the Portfolio in OTC options plus, with respect to OTC options written by the Portfolio, the amounts required to be treated as illiquid pursuant to the terms of such letters (and the value of the assets used as cover with respect to OTC option sales which are not within the scope of such letters), plus the amount invested by the Portfolio in illiquid securities, would exceed 15% of the Portfolio's total assets. OTC options on securities other than U.S. Government securities may not be within the scope of such letters and, accordingly, the amount invested by a Portfolio in OTC options on such other securities and the value of the assets used as cover with respect to OTC option sales regarding such non-U.S. Government securities will be treated as illiquid and subject to the 15% limitation on the Portfolio's assets that may be invested in illiquid securities. See
"Illiquid Investments" herein.

FUTURES CONTRACTS AND OPTIONS THEREON

        A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." In the case of options on futures contracts, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant security or index on the date the option expires.

        Each Portfolio, except the Lincoln Cashfund Portfolio, intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held by the Portfolio or which the Portfolio intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission
("CFTC").  Additionally, the Portfolios, except for the Lincoln
Cashfund Portfolio, may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in a Portfolio's portfolio securities alone.

        RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Portfolio is subject to the ability of the Portfolio's
Investment Advisor or Sub-Advisor to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge.
A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

        Although certain Portfolios will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Portfolio could not close a futures position and the value of such position declined, the Portfolio would be required to continue to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

        Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempted from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the investment company's futures transactions constitute bona fide hedging transactions within the meaning of the regulations of the CFTC.

        With respect to long positions assumed by a Portfolio, the Portfolio will segregate with the Fund's Custodian an amount of cash, government securities or liquid, high-grade debt securities so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts and thereby insures that the use of futures contracts is unleveraged.

        The hours of trading of futures contracts may not conform to the hours during which a Portfolio may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures market.

        FOREIGN CURRENCY TRANSACTIONS. The Lincoln Growth and Income Portfolio, the Lincoln Enterprise Portfolio, the Lincoln U.S.
Growth Portfolio, the Lincoln World Growth Portfolio, the
Lincoln New Pacific Portfolio and the Lincoln Corporate Income
Portfolio may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.
Currencies may be exchanged on a spot (i.e.,cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

        The Portfolios' dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Portfolio expenses.
Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. A Portfolio may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities held in its portfolio denominated or quoted in, or currently convertible into, such currency.

        When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

        Additionally, when the Investment Advisor and/or applicable Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S.
dollar, a Portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Portfolio denominated in such foreign currency.

        The Portfolios may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by these Portfolios.

        In connection with purchases and sales of securities denominated in foreign currencies, a Portfolio may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge". The Investment Advisor and/or Sub-Advisors expect to enter into settlement hedges in the normal course of managing the Portfolios' foreign investments. The Portfolios could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Investment Advisor and/or Sub-Advisor.

        The Portfolios may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge (sometimes referred to as a "position hedge") would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling -- for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge", could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

        Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodian account to cover currency forward contracts. As required by SEC guidelines, the Lincoln Growth and Income
Portfolio, the Lincoln Enterprise Portfolio, the Lincoln U.S.
Growth Portfolio, the Lincoln World Growth Portfolio, the
Lincoln New Pacific Portfolio and the Lincoln Corporate Income Portfolio will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative.
The Portfolios will not segregate assets to cover forward contracts, including settlement hedges, position hedges, and proxy hedges. Successful use of forward currency contracts will depend on the Investment Advisor's and/or Sub-Advisors' skill in analyzing and predicting currency values. Forward contracts may substantially change the Portfolios' investment exposure to changes in currency exchange rates, and could result in losses to the Portfolios if currencies do not perform as the Investment Advisor and/or Sub-Advisors anticipate. For example, if a currency's value rose at a time when the Investment Advisor and/or applicable Sub-Advisor had hedged a Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If the Investment Advisor and/or applicable Sub-Advisor hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem.
Similarly, if the Investment Advisor and/or Sub-Advisor increases a Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss.
There is no assurance that the Investment Advisor's and/or Sub-Advisors' use of forward currency contracts will be advantageous to the Portfolios or that it will hedge at an appropriate time.

FOREIGN CURRENCY OPTIONS

        The Lincoln Growth and Income Portfolio, the Lincoln Enterprise Portfolio, the Lincoln U.S. Growth Portfolio, the Lincoln World
Growth Portfolio, the Lincoln New Pacific Portfolio and the
Lincoln Corporate Income Portfolio may purchase U.S.
exchange-listed call and put options on foreign currencies.
Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

        The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

        There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available  through dealer or other market sources be
firm or revised on a timely basis.   Available quotation
information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

FOREIGN CURRENCY CONVERSION

        Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Lincoln Growth and Income Portfolio, the Lincoln Enterprise Portfolio, the Lincoln U.S. Growth Portfolio, the Lincoln World Growth Portfolio, the
Lincoln New Pacific Portfolio and the Lincoln Corporate Income Portfolio at one rate, while offering a lesser rate of exchange should those Portfolios desire to resell that currency to the dealer.

COMBINED TRANSACTIONS

        Each Portfolio, except for the Lincoln Cashfund Portfolio, may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Investment Advisor and/or Sub-Advisor, it is in the best interests of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Investment Advisor's and/or Sub-Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

        Each Portfolio, except for the Lincoln Cashfund Portfolio, may enter interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

        A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Investment Advisor and the Portfolio believe such obligations do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Investment
Advisor and/or Sub-Advisor. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

EURODOLLAR INSTRUMENTS

        The Portfolios (other than the Lincoln Tax-Free Income Portfolio and the Lincoln Cashfund Portfolio) may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

LENDING OF PORTFOLIO SECURITIES

        As discussed in the Prospectus, each Portfolio has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed one-third of a Portfolio's total assets. A
Portfolio  may not lend its portfolio securities to Lincoln
National Corporation or its affiliates unless it has applied for and received specific authority from the SEC. Loans of securities by the Portfolios will be collateralized by cash, letters of credit or U.S. Government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund or with Lincoln National Corporation, and which is acting as a "finder".

        In lending its portfolio securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the Portfolio must receive at least 102% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the loaned securities rises above the level of such collateral; (c) the Portfolio must be able to terminate the loan at any time; (d) the Portfolio must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

WHEN-ISSUED SECURITIES

        As discussed in the Prospectus, the Portfolios may purchase securities on a "when-issued" basis. When a Portfolio agrees to purchase securities, the Portfolio's Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment.
 In such a case, a Portfolio may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. No Portfolio intends to purchase "when-issued" securities for speculative purposes but only in furtherance of its investment objective. Because a Portfolio will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Portfolio's liquidity and the ability of the Investment Advisor or Sub-Advisor to manage the Portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

        When a Portfolio engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

MONEY MARKET INSTRUMENTS

        With regard to the Lincoln Cashfund Portfolio, investments will be limited to those obligations which, at the time of purchase,
(i) possess one of the two highest short-term ratings from a nationally recognized statistical rating organization ("NRSRO") in the case of single-rated securities; or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs or (iii) do not possess a rating (i.e., are unrated) but are determined by the Investment Advisor to be of comparable quality to the rated instruments eligible for purchase by the Portfolio under the guidelines adopted by the Board of Directors (collectively, "Eligible Securities"). A security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Investment Advisor to be comparable in priority and security to the obligation selected for purchase by the Lincoln Cashfund Portfolio.

        A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, are determined by the Investment Advisor to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Investment Advisor. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has a remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

        Eligible Securities include First Tier Securities and Second Tier Securities. First Tier Securities include those that possess a rating in the highest category in the case of a single-rated security or at least two ratings in the highest rating category in the case of multiple-rated securities or, if the securities do not possess a rating, are determined to be of comparable quality by the Advisor pursuant to the guidelines adopted by the Board of Directors. Second Tier Securities are all other Eligible Securities.

        The Lincoln Cashfund Portfolio will not invest more than 5% of its total assets in the First Tier Securities of any one issuer, except that the Portfolio may invest more than 5% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days. In addition, the Portfolio may not invest more than 5% of its total assets in Second Tier Securities, with investment in the Second Tier Securities of any one issuer further limited to the greater of 1% of the Portfolio's total assets or $1.0 million. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Portfolio's net asset value or a subsequent change in a security's qualification as a First Tier or Second Tier Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Portfolio's assets that may be invested in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements fully collateralized by such obligations.

        Under the guidelines adopted by the Fund's Board of Directors and in accordance with Rule 2a-7 under the Investment Company
Act, the Investment Advisor and/or Sub-Advisor, if any, may be required to promptly dispose of an obligation held in the Portfolio's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

        The Appendix to this Statement of Additional Information identifies each NRSRO which may be utilized by the Investment Advisor with regard to portfolio investments for the Portfolio and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

        The Lincoln Cashfund Portfolio may invest, and each of the other Portfolios may invest for defensive purposes, in corporate and government bonds and notes and money market instruments.
Money market instruments in which the Portfolios may invest include U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the U.S. and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

BANK OBLIGATIONS

        Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks; time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

        Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

        Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC.
In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

        In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the Investment Advisor and/or Sub-Advisors will carefully evaluate such investments on a case-by-case basis.

        Savings and loan associations whose CDs may be purchased by the Portfolios are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. Government. As a result, such savings and loan associations are subject to regulation and examination.

REVERSE REPURCHASE AGREEMENTS

        All Portfolios are authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by a Portfolio and its agreement to repurchase the security at a specified time and price. A Portfolio will maintain in a segregated account with the Fund's Custodian cash, cash equivalents or U.S. Government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act, reverse repurchase agreements may be considered borrowings by a Portfolio; accordingly, each Portfolio will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by a Portfolio creates leverage which increases the Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, a Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

"ROLL" TRANSACTIONS

        Each Portfolio may engage in "roll" transactions. A "roll" transaction is the sale of securities together with a commitment (for which a Portfolio may receive a fee) to purchase similar, but not identical, securities at a future date. Under the Investment Company Act, these transactions may be considered borrowings by the Portfolios; accordingly, each Portfolio will limit its use of these transactions, together with any other borrowings, to no more than one-third of its total assets. The Portfolios will segregate liquid assets such as cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Portfolio's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Portfolio temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of a Portfolio's portfolio securities decline while the Portfolio is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As a Portfolio's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

REPURCHASE AGREEMENTS

        The Portfolios may additionally engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The Portfolios will enter into repurchase agreements with respect to their portfolio securities with member banks of the Federal Reserve System or primary government securities dealers recognized by the Federal Reserve
Bank of New York. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price, including accrued interest earned on the underlying securities.

        Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Portfolio's ability to dispose of the underlying securities. The Investment Advisor and/or
Sub-Advisors, acting under the supervision of the Fund's Board of Directors, review the creditworthiness of those banks and dealers with which the Portfolios enter into repurchase agreements to evaluate these risks, and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the collateral is maintained at the required level.

ILLIQUID SECURITIES

        Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Investment Advisor and/or Sub-Advisors determine the liquidity of the Portfolios' securities and monitors trading activity in illiquid securities.
 In determining the liquidity of a Portfolio's securities, the Investment Advisor and/or Sub-Advisors may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's
rights and obligations relating to the investment).   Securities
currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payments of principal and interest within seven days, loans and other direct debt instruments, over-the-counter options, non-government stripped fixed-rate mortgage-backed securities, and certain restricted securities and government-stripped fixed-rate mortgage backed securities determined by the Investment Advisor and/or Sub-Advisors to be illiquid. Rule 144A securities for which a market exists will not be considered illiquid securities. In the absence of market quotations, illiquid securities are priced at fair value as determined in good faith by the Pricing Committee of the Board of Directors.

VARIABLE AND FLOATING RATE NOTES

        Variable rate master demand notes, in which the Portfolios may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. A
Portfolio will not invest over 5% of its assets in variable rate master demand notes. Because master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

        A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Portfolio will be determined by the Portfolio's Investment Advisor and/or Sub-Advisor, if any, under guidelines established by the Fund's Board of Directors to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Portfolio's investment policies. In making such determinations, the Investment Advisor and/or Sub-Advisor, if any, will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Portfolio, the Portfolio may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

        With respect to the Lincoln Cashfund Portfolio, variable or floating rate notes with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

        (1) A note that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than 397 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

        (2) A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

        (3) A variable rate note that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

        (4) A floating rate note that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

        As used above, a note is "subject to a demand feature" where the Portfolio is entitled to receive the principal amount of the note either at any time on no more than thirty days' notice or at specified intervals not exceeding one year and upon no more than 30 days notice.

        Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of the Portfolio's total assets only if such notes are subject to a demand feature that will permit the Portfolio to demand payment of the Principal within seven days after demand by the Portfolio. If not rated, such instruments must be found by the Portfolio's Investment Advisor and/or Sub-Advisor, if any, under guidelines established by the Fund's Board of Directors, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. For a description of the rating symbols of S&P and Moody's used in this paragraph, see the Appendix. The Portfolio may also invest in Canadian
Commercial Paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

MUNICIPAL SECURITIES

        Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed intercity rail facilities, governmentally-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately-operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain facilities for water supply. Other private activity bonds and industrial development bonds issued to finance the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior federal tax law. The Lincoln Tax-Free Income Portfolio may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of "substantial users". See "Additional Tax Information Concerning the Lincoln Tax-Free
Income Portfolio."

        The Lincoln Tax-Free Income Portfolio may also acquire "moral obligation" issues, which are normally issued by special purpose authorities, and other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. The Portfolio may purchase short-term tax-exempt General Obligations Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, and other forms of short-term tax-exempt loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligations with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

        The Lincoln Tax-Free Income Portfolio may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The
Portfolio may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Portfolio in connection with the arrangement. The Portfolio will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interest is exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

        Information about the financial condition of issuers of Municipal Securities may be less available than about corporations with a class of securities registered under the Securities Exchange Act of 1934.

PUTS

        The Lincoln Tax-Free Income Portfolio may acquire "puts" with respect to Municipal Securities held in its portfolio. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The
Portfolio may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

        The amount payable to the Lincoln Tax-Free Income Portfolio upon its exercise of a "put" is normally (i) the Portfolio's acquisition cost of the Municipal Securities (excluding any accrued interest which the Portfolio paid on acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

        Puts may be used to facilitate the reinvestment of the Portfolio's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Portfolio's assets. See "Variable and Floating Rate Notes" and "Net Asset Value."

PORTFOLIO TURNOVER

        While the Portfolios do not intend to trade in securities for short-term profits, securities may be sold without regard to the amount of time they have been held by a Portfolio when warranted by the circumstances. A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a year by the monthly average value of portfolio securities for that year. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. A portfolio turnover rate of 100% would occur, for example, if all the securities in the Portfolio's portfolio were replaced once during a period of one year. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

INVESTMENT RESTRICTIONS

        Each Portfolio has adopted policies and investment restrictions. The investment restrictions numbered 1 through 9 may not be changed without a majority vote of its outstanding shares, and are considered fundamental. Such majority is defined in the Investment Company Act as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transaction. Investment restrictions numbered 10 through 12 may be changed by the vote of a majority of the Board of Directors.

        Each Portfolio normally may not:

                        1.      Purchase any security (other than
                obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Portfolio's total assets, more than 5% of the Portfolio's assets (determined at the time of investment) would then be invested in securities of a single issuer;

                        2.      Purchase any securities (other than
                obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the value of the Portfolio's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason). Foreign governments, including agencies and instrumentalities thereof, and each of the electric utility, natural gas distribution, natural gas pipeline, combined electric and natural gas utility, and telephone industries shall be considered as a separate industry for this purpose;

                        3. Buy or sell real estate, interests in real estate or commodities or commodity contracts; however, the Portfolio may invest in debt securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts) and financial futures contracts and options thereon;

                        4. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause the Fund to be considered an underwriter as that term is defined under the Securities Act of 1933, as amended;

                        5.      Make loans in an aggregate amount in
                excess of one-third of the Portfolio's total assets, taken at the time any loan is made, provided that entering into certain repurchase agreements and purchasing debt securities shall not be deemed loans for the purposes of this restriction;

                        6.      Make short sales of securities or
                maintain a short position if, when added together, more than 25% of the value of the Portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales;

                        7.      Borrow money, except from banks for
                temporary or emergency purposes not in excess of one-third of the value of the Portfolio's assets, and except that the Portfolio may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Portfolio may not exceed one-third of the Portfolio's total assets. Notwithstanding the above, Lincoln's Cashfund Portfolio will not borrow money in excess of 5% (taken at the lower of cost or current value) of its total assets (not including amounts borrowed), will not purchase equity securities or rights or warrants to acquire equity securities, and will not write or purchase options;

                        8. Invest in securities of other investment companies except as may be acquired as part of a merger, consolidation, reorganization or acquisition of assets in and except that each of the Portfolios other than the Lincoln Cashfund Portfolio may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any investment company or invest more than 10% of its total assets in the securities of other investment companies;

                        9.      Make investments for the purpose of
                exercising control or management;

                        10.     Invest in securities of any issuer if,
                to the knowledge of the Portfolio, any officer or director of the Fund or LNIMC or the Fund's Sub-Advisor owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

                        11. Purchase any security if as a result the Portfolio would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old. In the case of Lincoln Tax-Free Income Portfolio, the Portfolio will not purchase any security if as a result the Portfolio would then have more than 5% of its total assets (determined at the time of investment) invested in industrial development revenue bonds when the prviate entity on whose credit the security is based directly or indirectly is less than three years old (including predecessors); or

                        12. Purchase illiquid securities or other securities that are not readily marketable if more than 10% of the total assets of the Portfolio would be invested in such securities, which include: (1) repurchase agreements with maturities greater than seven calendar days; (2) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (3) over-the-counter options; (4) variable rate demand notes with a demand period of more than seven days; (5) time deposits maturing in more than seven calendar days; (6) certain Rule 144A restricted securities; and (7) foreign securities not traded on a recognized domestic or foreign exchange, to the extent a liquid secondary market does not exist for such instruments.

        In order to comply with certain state "blue sky" restrictions, each Portfolio will not as a matter of operating policy:

                        1. Invest in oil, gas and mineral leases or programs;

                        2.      Purchase warrants if as a result the
                Portfolio would then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the Fund's net assets (determined at the time of investment). For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value;

                        3. In connection with investment restriction number eight above, invest in securities issued by other investment companies without waiving the advisory fee on that portion of its assets invested in such securities; or

                        4. Purchase puts, calls, straddles, spreads, and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

                        MANAGEMENT

DIRECTORS AND OFFICERS

*JON A. BOSCIA (42), Director (8/93 - present) (formerly President 9/93 - 6/94) of the Fund. President, Chief Operating Officer and Director (5/94 to present) of the Lincoln National Insurance Company; Director (7/89 - present) (formerly President 5/89 - 5/94) of Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc., Director, National Re Holdings, Inc. Formerly Executive Vice President (9/91 - 5/94) of Lincoln National Corporation and The Lincoln National Life Insurance Company; Formerly President (7/91 - 5/94); Executive Vice President (5/85 - 7/91) of Lincoln National Investment Management Company.

*PRISCILLA S. BROWN (36), President (6/94 - present) (formerly Vice President 9/93 - 6/94) and Director (8/93 - present) of the Fund. President and Director (6/94 - present) of LNC Equity Sales Corporation. Formerly Vice President (3/91 - 6/94) of Lincoln National Investment Management Company; formerly Director of Marketing (1988 - 1991) of Equitable Financial Company.

RICHARD M. BURRIDGE (64), Director (9/93 - present) of the Fund. Director (since 1972); President (since March 1986) of The Burridge Group, Inc. (investment management); Director of Computer Access International, Inc., Cincinnati Financial Corporation, Lincoln National Convertible Securities Fund, Inc., Lincoln National Income Fund, Inc. and St. Joseph Light and Power Company; Chairman of the Board of Fort Dearborn Income Securities, Inc.

JORGE G. CASTRO (36), Director (9/93 - present) of the Fund. Principal (since 1990) of CIC Asset Management, Inc. (investment management); Trustee (since 1993) of Milton Academy; previously Vice President & Product Manager, Fixed Income Division of Goldman Sachs & Co. (1985 - 1990); prior thereto member of JP Morgan Asset-Liability Management Group (1983-1985).

ADELA CEPEDA (35), Director (9/93 - present) of the Fund. Founder and Managing Director of Abacus Financial Group, Inc. (since 1991); previously Vice President, Corporate Finance Department of Smith Barney, Harris Upham & Co. Incorporated (1980 - 1991)

ROGER J. DESHAIES (43), Director (9/93 - present) of the Fund. Director (since 1992); Senior Vice President-Finance (1990-present) of Parkview Memorial Hospital, Fort Wayne, Indiana; Senior Vice President-Finance (1988-1990) of Crozier-Chester medical Center, Upland, Pennsylvania; Vice President-Finance and Treasurer (1985-1988) of Medical College of Pennsylvania; Director of Lincoln National Convertible Securities Fund, Inc.

CHARLES G. FREUND (69), Director (9/93 - present) of the Fund. Director (since 1972); Chairman of the Board (July 1987-April 1989 and since July 1989) (previously, Chairman of the Executive Committee (July 1987-July 1989)) of First National Bank of Lincolnshire; Director of Lincoln National Convertible Securities Fund, Inc., and Mathers Fund, Inc.

*PHILIP L. HOLSTEIN (40), Director (9/93 - present) of the Fund. President (since 1982) of The Holstein Company, Inc. (financial services); Vice President (since 1992) of The Morgan Financial Group, Inc.; Registered Principal\Investment Sales Coordinator (since 1985) of LNC Equity Sales Corporation; Agent (since 1982) of Lincoln National Life Insurance Company.

*H. THOMAS MCMEEKIN (41), Director (6/94 - present) of the Fund. President (5/94 - present) and Director (5/91 - present), Lincoln National Investment Management Company; Executive Vice President (5/94 - present), (formerly Senior Vice President 11/92 - 5/94) Lincoln National Corporation; President (5/94 - present) and Director (5/90 - present), Lincoln Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc. Formerly Executive Vice President (2/92 - 11/92); Senior Vice President (11/87 - 2/92) Lincoln National Investment Management Company.

BARBARA A. PECK (45), Director (9/93 - present) of the Fund. Assistant Dean of Academic Administration for the College of Business Administration at the University of Illinois at Chicago ("UIC") (since May 1993); lecturer in Accounting Department of the College of Business Administration at UIC (since August
1991); accounting lecturer at Northwestern University's University College (since June 1990); previously Chief Financial Officer of the Chicago Board of Education (January 1987 - October 1989).



*       "Interested" Director as defined in the Investment Company Act.

        Mr. Boscia also serves as director of the following investment companies advised by LNIMC: Lincoln National Bond Fund, Inc.,
Lincoln National Growth Fund, Inc., Lincoln National
International Fund, Inc., Lincoln National Managed Fund, Inc.,
Lincoln National Money Market Fund, Inc., Lincoln National
Putnam Master Fund, Inc., Lincoln National Social Awareness
Fund, Inc. and Lincoln National Special Opportunities Fund, Inc.

        The officers conduct and supervise the daily business operations of the Portfolios, while the Directors, in addition to their functions set forth under "Management" in the Prospectus, review such actions and decide on general policy.

        Pursuant to the Investment Advisory Agreement with the Fund, LNIMC pays compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of LNIMC.

        The Fund pays each of its Directors who is not an affiliated person of the Fund estimated annual compensation of $15,000 in addition to certain out-of-pocket expenses.

        Mmes. Cepeda and Peck and Messrs. Burridge, Castro, Deshaies and Freund serve as members of the Fund's Audit Committee which is comprised of Directors who are not interested persons of the Fund. Mr. Freund is the Chairperson of the Audit Committee.
The committee will meet at least annually with each Portfolio's independent accountants and officers to review distribution activities and Rule 12b-1 expenditures, accounting principles used by each Portfolio and the adequacy of each Portfolio's internal controls.

        The Investment/Pricing Committee performs interim functions for the Board of Directors including dividend declaration and portfolio pricing matters. Members are Mmes. Cepeda and Peck and Messrs. Burridge, Castro, Deshaies and Freund. Mr.
Burridge is the Chairperson of the Investment/Pricing Committee.

        Responsibilities of the Nominating Committee of the Fund include recommending a slate of Directors; preparing for and recommending replacements for any vacancies in Directors' positions; and initial review of policy issues regarding the size, composition and compensation of the Board. Members of the Nominating Committee are Mmes. Cepeda and Peck and Messrs. Burridge, Castro, Deshaies and Freund. Ms. Cepeda is the Chairperson of the Nominating Committee.




                                OFFICERS
JoAnn E. Becker                                 Vice President
David A. Berry                                  Vice President
Dennis A. Blume                                 Vice President
Steven R. Brody                                 Vice President
Melanie T. Hall                                 Vice President
Richard D. Shafer                               Vice President
Ann L. Warner                                   Vice President
C. Suzanne Womack                               Secretary
David G. Humes                                  Assistant Vice President and
                                                Chief Accounting Officer
Brian S. Becher                                 Assistant Secretary
Robert K. Gongwer                               Assistant Secretary
Kharis K. Roach                                 Assistant Secretary
Cynthia A. Rose                                 Assistant Secretary
Walter W. Bonham, Jr.                           Assistant Treasurer
Eldon J. Summers                                Assistant Treasurer


PRINCIPAL HOLDERS OF SECURITIES

        As of October 31, 1994, the officers and trustees of the Funds, as a group, owned less than 1% of the outstanding shares of each Fund.

        Listed below are the shareholders of record who held 25% or more of the outstanding shares of each Class as of October 31, 1994.




PORTFOLIO                  NAME AND ADDRESS OF SHAREHOLDER      PERCENT HELD
Lincoln Growth and Income  Lincoln National Life Insurance      93.75
Portfolio (Class A)        Co.
                           1300 South Clinton St.
                           Fort Wayne, IN  46801

Lincoln Growth and Income  NFSC FMTC IRA Rollover                53.51
Portfolio (Class B)        FBO Lawrence B. Silver, MD
                           1800 Linglestown Road, Suite 404
                           Harrisburg, PA  17110

Lincoln Growth and Income  Robert F. Bossi                       59.7
Portfolio (Class C)        Francene M. Bossi
                           401 Key West Dr.
                           Charlottesville VA  22901

Lincoln Growth and Income  Federated Life Insurance Co.          87.18
Portfolio (Class D)        Attn: Tom Koch
                           121 E. Park Sq.
                           Owatonna, MN  55060

Lincoln Enterprise         American States Insurance Co.         87.14
Portfolio (Class A)        Attn. Corporate Accounting P/C
                           David Rogers
                           500 North Meridian St.
                           Indianapolis, IN  46207

Lincoln Enterprise         Marlin & Jeanne Drake, Trustees       36.38
Portfolio (Class B)        Unitrust Dated 11/28/89
                           c/o Renaissance Inc.
                           11595 North Meridian Street Ste 250
                           Carmel, IN  46032

Lincoln Enterprise         John Robertson Plumbing Inc.          53.42
Portfolio (Class C)        PO Box 118
                           Burlington, KY  41005

                           Marlin & Jeanne Drake, Trustees       38.58
                           Unitrust Dated 11/28/89
                           c/o Renaissance Inc.
                           11595 North Meridian Street Ste 250
                           Carmel, IN  46032


PORTFOLIO                  NAME AND ADDRESS OF SHAREHOLDER       PERCENT HELD

Lincoln Enterprise         Federated Life Insurance Co.          100
Portfolio (Class D)        Attn:  Tom Koch
                           121 E. Park Square
                           Owatonna, MN  55060

Lincoln U.S. Growth        American States Insurance Co.         95.74
Portfolio (Class A)        Attn. Corporate Accounting P/C
                           David Rogers
                           500 North Meridian St.
                           Indianapolis, IN  46207

Lincoln U.S. Growth        NFSC/FMTC IRA Rollover                59.54
Portfolio (Class A)        FBO Lawrence B. Silver, MD
                           1800 Linglestown Road, Suite 404
                           Harrisburg, PA  17110

Lincoln U.S. Growth        Senen S. Santos Cust.                 64.28
Portfolio (Class C)        Imedla May Cardona UGMA of CA
                           2109 Charlemagne Ave
                           Long Beach, CA  90815

                           Michael Meschter &                    35.35
                           Donald Meschter Jt Ten
                           5 Pinewood Drive North
                           Douglassville, PA  19518

Lincoln U.S. Growth        Federated Life Insurance Co.          88.01
Portfolio (Class D)        Attn:  Tom Koch
                           121 E. Park Square
                           Owatonna, MN  55060

Lincoln World Growth       Lincoln National Life Insurance       94.23
Portfolio (Class A)        Co.
                           1300 South Clinton St.
                           Fort Wayne, IN  46801

Lincoln World Growth       None
Portfolio (Class B)

Lincoln World Growth       John Robertson Plumbing Inc.          26.25
Portfolio (Class C)        PO Box 118
                           Burlington, KY  41005

Lincoln World Growth       Federated Life Insurance Co.          100
Portfolio (Class D)        Attn:  Tom Koch
                           121 E. Park Square
                           Owatonna, MN  55060

Lincoln New Pacific        Lincoln National Life Insurance       92.62
Portfolio (Class A)        Co.
                           1300 South Clinton St.
                           Fort Wayne, IN  46801


PORTFOLIO                  NAME AND ADDRESS OF SHAREHOLDER       PERCENT HELD

Lincoln New Pacific        Marlin & Jeanne Drake, Trustees       31.27
Portfolio (Class B)        Unitrust Dated 11/28/89
                           c/o Renaissance Inc.
                           11595 North Meridian Street Ste 250
                           Carmel, IN  46032

                           NFSC/FMTC IRA Rollover                31.19
                           FBO Lawrence B. Silver, MD
                           1800 Linglestown Road, Suite 404
                           Harrisburg, PA  17110

Lincoln New Pacific        Marlin & Jeanne Drake, Trustees       55.53
Portfolio (Class C)        Unitrust Dated 11/28/89
                           c/o Renaissance Inc.
                           11595 North Meridian Street Ste 250
                           Carmel, IN  46032

                           NFSC FEBO                             35.35
                           Chester M. Boltwood
                           Karen A. Boltwood
                           828 Cobblestone Circle
                           Modesto, CA  95355

Lincoln New Pacific        Federated Life Insurance Co.          100
Portfolio (Class D)        Attn:  Tom Koch
                           121 E. Park Square
                           Owatonna, MN  55060

Lincoln Government Income  Lincoln National Life Insurance Co.   98.42
Portfolio (Class A         1300 South Clinton St.
                           Fort Wayne, IN  46801

Lincoln Government Income  NFSC/FMTC IRA Rollover                81.93
Portfolio (Class B)        FBO Lawrence B. Silver, MD
                           1800 Linglestown Road, Suite 404
                           Harrisburg, PA  17110

Lincoln Government Income  Bonnie J. Hales                       98.01
Portfolio (Class C)        626 North Dearborn Street Sp 30
                           Redlands, CA  92374

Lincoln Government Income  Federated Life Insurnace Co.          100
Portfolio (Class D)        Attn: Tom Koch
                           121 E. Park Square
                           Owatonna, MN  55060

Lincoln Corporate Income   Lincoln National Life Insurance       64.74
Portfolio (Class A)        Co.
                           1300 South Clinton St.
                           Fort Wayne, IN  46801


PORTFOLIO                  NAME AND ADDRESS OF SHAREHOLDER       PERCENT HELD

Lincoln Corporate Income   NFSC/FMTC IRA Rollover                87.72
Portfolio (Class B)        FBO Lawrence B. Silver, MD
                           1800 Linglestown Road, Suite 404
                           Harrisburg, PA  17110

Lincoln Corporate Income   NFSC FEBO                             99.94
Portfolio (Class C)        Marco A. Fuentalba
                           Marta Fuentalba
                           3121 Woods Way Apt #3
                           Gulf Breeze, FL  32561

Lincoln Corporate Income   Federated Life Insurance Co.          78.87
Portfolio (Class D)        Attn: Tom Koch
                           121 E. Park Square
                           Owatonna, MN  55060

Lincoln Tax-Free Income    American States Insurance Co.         98.1
Portfolio (Class A)        Attn. Cooperaate Accounting P/C
                           David Rogers
                           500 North Meridian St.
                           Indianapolis, IN  46207

Lincoln Tax-Free Income    Jean Stone                            64.81
Portfolio (Class B)        1360 Summitridge Place
                           Beverly Hills, CA  90210


Lincoln Tax-Free Income    NFSC FEBO                             100
Portfolio (Class C)        Marco A. Fuentalba
                           Marta Fuentalba
                           3121 Woods Way Apt #3
                           Gulf Breeze, FL  32561



Lincoln Tax-Free Income    None
Portfolio (Class D)

Lincoln Cashfund           Lincoln National Life Insurance Co.   63.19
Portfolio (Class A)        1300 South Clinton St.
                           Fort Wayne, IN  46801


        Listed below are the shareholders who held at least 5% but less than 25% of the outstanding shares of each Class as of October
31, 1994.



PORTFOLIO                  NAME AND ADDRESS OF SHAREHOLDER      PERCENT HELD
Lincoln Growth and Income
Portfolio Class A)         None

Lincoln Growth and Income  NFSC FMTC IRA Rollover               24.52
Portfolio (Class B)        FBO Albert L. Wedner
                           7453 Light House Point
                           Pittsburgh, PA  15221


PORTFOLIO                  NAME AND ADDRESS OF SHAREHOLDER      PERCENT HELD

Lincoln Growth and Income  NFSC FEBO                            19.67
Portfolio (Class C)        Chester M. Boltwood
                           Karen A. Boltwood
                           828 Cobblestone Circle
                           Modesto, CA  95355

                           Michael Meschter &                   7.01
                           Donald Meschter Jt Ten
                           Pinewood Drive North
                           Douglassville, Pa  19518

                           NFSC/FMTC IRA                        5.5
                           FBO Cheryl A. Laver
                           1257 Kiefer Street
                           Wooster, OH  44691

Lincoln Growth and Income  Federated Life Insurance Co.
Portfolio (Class D)        Attn: Tom Koch
                           121 E. Park Square
                           Owatonna, MN  55060                  12.82

Lincoln Enterprise         None
Portfolio (Class A)

Lincoln Enterprise         NFSC FEBO, NFSC/FMTC IRA             15.54
Portfolio (Class B)        FBO Lawrence B. Silver, MD
                           1800 Linglestown Road, Suite 404
                           Harrisburg, PA  17110

Lincoln Enterprise         None
Portfolio (Class C)

Lincoln Enterprise         None
Portfolio (Class D)

Lincoln U.S. Growth        None
Portfolio (Class A)

Lincoln  U.S. Growth       NFSC FEBO
Portfolio Class B)         Lisa Lynn Mervis
                           3213 Caves Road
                           Owings Mills, MD  21117              6.56

                           Gregory C. Eifert                    5.65
                           HR-10 Retirement Plan
                           5525 Pine Green Cove
                           Ft Wayne, IN  46865

Lincoln U.S. Growth        None
Portfolio Class C)

Lincoln U.S. Growth        Federated Life Insurance Co.         11.99
Portfolio (Class D)        Attn: Tom Koch
                           121 E. Park Square
                           Owatonna, MN  55060

Lincoln World Growth       None
Portfolio (Class A)


PORTFOLIO                  NAME AND ADDRESS OF SHAREHOLDER      PERCENT HELD

Lincoln World Growth       Robert Bossi                         6.97
Portfolio (Class B)        Francene M. Bossi
                           401 Key West Drive
                           Charlottesville, VA  22901

                           Marlin & Jeanne Drake, Trustees      23.92
                           Unitrust Dated 11/28/89
                           c/o Renaissance Inc.
                           11595 North Meridian Street Ste 250
                           Carmel, IN  46032

                           NFSC FEBO, NFSC/FMTC IRA             23.7
                           FBO Lawrence B. Silver, MD
                           1800 Linglestown Road, Suite 404
                           Harrisburg, PA  17110

                           NFSC FEBO                            9.81
                           Joan Miller
                           4917 Waterfowl Way
                           Rockville, MD  20853

Lincoln World Growth       Marlin & Jeanne Drake, Trustees      16.97
Portfolio (Class C)        Unitrust Dated 11/28/89
                           c/o Renaissance Inc.
                           11595 North Meridian Street Ste 250
                           Carmel, IN  46032

                           NFSC FEBO                             24.29
                           Patricia C. Miller
                           4998 Elkhead Road
                           Yoncalla, OR  97499

                           NFSC FEBO                             24.92
                           Chester M. Boltwood
                           Karen A. Boltwood
                           828 Cobblestone Circle
                           Modesto, CA  95355

Lincoln World Growth       None
Portfolio (Class D)

Lincoln Government Income  None
Portfolio (Class A)

Lincoln Government Income  NFSC FEBO                             6.14
Portfolio (Class B)        Geraldine W. Nixon
                           802 Timothy Drive
                           Oxford, AL

Lincoln Government Income  None
Portfolio (Class C, Class
D)

Lincoln Tax-Free           None
Portfolio (Class A)


PORTFOLIO                  NAME AND ADDRESS OF SHAREHOLDER      PERCENT HELD

Lincoln Tax-Free           NFSC FEBO                            20.16
Portfolio (Class B)        Geraldine W. Nixon
                           802 Timothy Drive
                           Oxford, AL

                           NFSC FEBO                            20.16
                           Rita J. Obringer
                           910 Powers Street
                           New Haven, IN  36203

Lincoln Tax-Free Income    None
Portfolio (Class C,
Class D)

Lincoln New Pacific        None
Portfolio (Class A)

Lincoln New Pacific        None
Portfolio (Class B)

Lincoln New Pacific        None
Portfolio (Class C)

Lincoln New Pacific        None
Portfolio (Class D)

Lincoln Corporate Income   None
Portfolio (Class A)

Lincoln Corporate Income   None
Portfolio (Class B)

Lincoln Corporate Income   None
Portfolio (Class C)

Lincoln Corporate Income   Federated Life Insurance Co.         21.13
Portfolio (Class D)        Attn: Tom Koch
                           121 E. Park Square
                           Owatonna, MN  55060

Lincoln Cashfund           None
Portfolio (Classes A,B)


INVESTMENT ADVISOR

        The investment advisor to all of the Portfolios is Lincoln National Investment Management Company ("LNIMC" or the
"Investment Advisor"), 200 East Berry Street, Fort Wayne,
Indiana 46802. LNIMC was incorporated in Illinois in 1930 and is a wholly-owned subsidiary of Lincoln National Corporation. Lincoln National Corporation, whose principal office is located at 1300 South Clinton Street, Fort Wayne, Indiana, is a publicly-held holding company organized under Indiana law which, through subsidiaries, provides, on a national basis, life insurance and annuities, property-casualty insurance and related services. LNIMC, a registered investment advisor, receives advisory fees monthly based upon each Portfolio's average daily net assets. See "Management-Investment Advisor" in the Prospectus.

        As of September 30, 1994, LNIMC managed and/or administered closed-end management investment companies with assets of approximately $232.5 million and managed an aggregate of $30.8 billion in assets, including those of other clients.

        The Investment Advisor also serves as investment advisor to the following registered investment companies: Lincoln National
Bond Fund, Inc., Lincoln National Growth Fund, Inc., Lincoln
National Income Fund, Inc., Lincoln National Managed Fund, Inc.,
Lincoln National Money Market Fund, Inc., Lincoln National
Putnam Master Fund, Inc., Lincoln National Social Awareness
Fund, Inc., Lincoln National Special Opportunities Fund, Inc.,
Lincoln National Convertible Securities Fund, Inc. and Lincoln
National International Fund, Inc.

        While LNIMC acts as investment advisor for all of the Portfolios, it will be solely responsible for the investment management of the Lincoln Government Income Portfolio, Lincoln Corporate Income Portfolio, Lincoln Tax-Free Income Portfolio and Lincoln Cashfund Portfolio.

SUB-ADVISORS

        The following registered investment advisors serve as Sub-Advisors to the Portfolios indicated: Beutel, Goodman Capital Management serves as Sub-Advisor to the Lincoln Growth and Income Portfolio; Lynch & Mayer, Inc. serves as Sub-Advisor to the Lincoln Enterprise Portfolio; Provident Investment Counsel serves as Sub-Advisor to the Lincoln U.S. Growth Portfolio; Walter Scott & Partners Limited serves as Sub-Advisor of the Lincoln World Growth Portfolio and John Govett & Company Limited serves as Sub-Advisor of the Lincoln New Pacific Portfolio.

        Beutel, Goodman Capital Management. Beutel, Goodman and Company Ltd. was formed in 1967 and is currently one of the largest investment advisory firms in Canada. The firm manages pension investments for a number of fortune 500 companies with Canadian plans. In 1980, the firm established Beutel, Goodman Capital Management, its U.S. affiliate, with combined locations managing assets in excess of $7.5 billion.

        Lynch & Mayer, Inc. Dennis Lynch and Eldon Mayer established Lynch & Mayer, Inc. in 1976. Currently the firm manages $5.6 billion in assets for pension funds, foundations, endowments, trusts and high net worth individuals and families. The firm also manages a closed-end convertible security fund which is traded on the New York Stock Exchange. Lynch & Mayer's investment expertise is in equities and convertible securities.

        Provident Investment Counsel. Provident Investment Counsel evolved from a predecessor firm founded in 1951. In February
1995 Provident Investment Counsel will be acquired by United
Asset Management Corporation, a financial services holding company. For the first twenty years of its history, the firm managed primarily taxable accounts. Since the seventies, the firm has sought non-taxable assets and today approximately 96% of its $14.3 billion of assets under management are non-taxed.

        Walter Scott & Partners Limited. Walter Scott & Partners Limited was founded in 1983. The firm is an investment advisor registered with the Securities and Exchange Commission. The firm's area of expertise is in providing both international and global management of equity securities. The firm manages money for pension funds and foundations of over $1.5 billion for investors in the United Kingdom and United States.

        John Govett & Company Limited. The London-based investment management firm of John Govett & Company Limited was established in 1920. The investment firm manages assets of over $4.5 billion for investment trusts, investment companies, mutual funds and pension funds. The firm has other investment offices in Singapore and San Francisco.

CUSTODIAN AND ADMINISTRATOR

        Investors Bank & Trust Company ("Investors Bank"), 89 South Street, Boston, MA 02111, serves as Custodian and Administrator for each of the Portfolios. The Fund has entered into separate custodian and administration agreements with Investors Bank. As Custodian, Investors Bank segregates and maintains assets and accounts for the Portfolios. As Administrator, Investors Bank administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, maintains certain records and supplies ordinary clerical, bookkeeping and recordkeeping services. See "Management-Custodian and Administrator" in the Prospectus for further information.

DISTRIBUTOR

        LNC Equity Sales Corporation, 3811 Illinois Road, Suite 212, Fort Wayne, Indiana 46804, serves as Distributor of the shares of each of the Portfolios. See "Management - Distributor" in the Prospectus for further information.

                DIVIDENDS, DISTRIBUTIONS AND TAXES

TAX INFORMATION CONCERNING ALL PORTFOLIOS OF THE FUND

        It is the policy of each Portfolio of the Fund to meet the requirements necessary to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, each Portfolio expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.

        In order to qualify as a regulated investment company, each Portfolio must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payment with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Portfolio's assets is represented by cash or cash items
(including receivables), United States Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's assets at the date of purchase and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and limit the range of the Fund's investments. If a Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided the Portfolio distributes at least 90% of its net investment income (including short-term capital gains) other than long-term capital gains in each year. Each Portfolio intends to make sufficient distributions to shareholders to meet this requirement.

        The Code imposes a non-deductible excise tax on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their "capital gain net income" (as defined) for the 1-year period ending on October 31 of such calendar year plus 100% of the prior calendar year's undistributed income (if any). The balance, if any, of such income must be distributed during the next calendar year. For the foregoing purposes, a Portfolio is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year are less than the required amount, that particular Portfolio will be subject to a non-deductible excise tax equal to 4% of the deficiency.

        Shareholders of the Portfolios will generally pay federal income tax on distributions received from the Funds except in the case of dividends from net investment income paid by the Lincoln Tax-Free Income Portfolio as discussed below. Dividends that are attributable to a Portfolio's taxable net investment income will be taxed as ordinary income. Distributions of net capital gain that are designated by a Portfolio as capital gain dividends will generally be taxable as long-term capital gain.

Distributions in excess of a Portfolio's current and accumulated earnings and profits will be treated by shareholders receiving such distributions as a return of capital; a return of capital is taxable to shareholder as capital gain to the extent that it exceeds such shareholder's basis in its shares in the Portfolio.
 Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Such shareholders will include qualified retirement plans.

        Certain investments and hedging activities of the Portfolios, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities will be subject to special tax rules.
See "Option Transactions," "Straddles" and "Wash Sales" herein.
In a given case, these rules may accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Portfolio's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Portfolio.

        Certain securities purchased by the Portfolios (such as STRIPS, CUBES, TRS, TIGRS and CATS), are sold at original issue discount and do not make periodic cash interest payments. A Portfolio will be required to include as part of its current income the imputed interest on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because a Portfolio distributes all of its net investment income to its shareholders (including such imputed interest), the Portfolio may have to sell securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Investment Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.

        The Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or of gross proceeds from redemptions paid to any shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal
Revenue Service for failure to properly include on his tax return payments of interest or dividends. This withholding, known as backup withholding, is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

        The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of a Portfolio of the Fund. Further tax information regarding the Lincoln Tax-Free Income Portfolio and the Lincoln World Growth and Lincoln New Pacific Portfolios are included in following sections of this Statement of Additional Information. No attempt is made to present a detailed explanation of the federal income tax treatment of each Portfolio or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of shares of a Portfolio are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state and local taxes.

        The foregoing discussion and the discussion below regarding the Lincoln Tax-Free Income Portfolio and the Lincoln World Growth and Lincoln New Pacific Portfolios are based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action, and such changes may be retroactive.

ADDITIONAL TAX INFORMATION CONCERNING THE LINCOLN TAX-FREE
INCOME PORTFOLIO

        The Code permits a regulated investment company which has invested, at the close of each quarter of its taxable year, at least 50% of its assets in tax-free Municipal Securities and other securities exempt from the regular federal income tax to pay exempt-interest dividends to its shareholders. As discussed below, exempt-interest dividends are generally not subject to federal income tax.

        The policy of the Lincoln Tax-Free Income Portfolio is to distribute each year as exempt-interest dividends substantially all the Portfolio's net exempt interest income. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Lincoln Tax-Free
Income Portfolio and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of the Portfolio's taxable year, which does not exceed, in the aggregate, the net interest income from Municipal Securities and other securities exempt from regular federal income tax received by the Portfolio during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Portfolio during such year, regardless of the period for which the shares were held.

        Exempt-interest dividends may be treated by the Portfolio's shareholders as items of interest excludable from their gross income under Section 103(a)(1) of the Code. However, each shareholder is advised to consult his or her tax advisor with respect to whether exempt-interest dividends would retain the exclusion under Section 103(a)(1) if such shareholder were treated as a "substantial user" or a "related person" to such user under Section 147(a) with respect to facilities financed through any of the tax-exempt obligations held by the Portfolio. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a)(i) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities or (ii) who occupies more than 5% of the usable area of the facility or (b) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" includes certain related natural persons, affiliated corporations, partners and partnerships.

        Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income for purposes of determining liability (if any) for the alternative minimum tax for individuals and corporations. In the case of corporations, all tax-exempt interest dividends will be taken into account in determining adjusted current earnings for the purpose of computing the alternative minimum tax imposed on corporations
(as defined for federal income tax purposes).

        The Lincoln Tax-Free Income Portfolio may acquire rights regarding specified portfolio securities under puts. See "Puts." The policy of the Portfolio is to limit its acquisition of puts to those under which the Portfolio will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to the Portfolio. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Portfolio could acquire under the Investment Company Act. Therefore, although the Portfolio will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the Portfolio.

        If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders), and Municipal Securities interest income, although not taxable to the Portfolio, would be taxable to shareholders when distributed as dividends.

        The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Lincoln Tax-Free Income Portfolio.

        Additional tax information concerning all Portfolios is contained in the immediately preceding section of this Statement of Additional Information. No attempt is made to present a detailed explanation of the federal income tax treatment of the Lincoln Tax-Free Income Portfolio or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of shares of the Portfolio are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state and local taxes.

ADDITIONAL TAX INFORMATION CONCERNING THE LINCOLN WORLD GROWTH
AND LINCOLN NEW PACIFIC PORTFOLIOS

        Gain or loss on the sale or other disposition of foreign currency by the Lincoln World Growth and Lincoln New Pacific
Portfolios on a spot (or cash) basis will result in ordinary gain or loss for federal income tax purposes.

        Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) will constitute qualifying income for purposes of the 90% test. However, future Treasury regulations may exclude from qualifying income foreign currency gains not directly related to a Portfolio's business of investing in stock or securities (and may further define those foreign currency transactions that are not directly related).

        Investment by a Portfolio in certain "passive foreign investment companies" could subject the Portfolio to U.S. federal income tax or other charge on distributions received from, or the sale of its investment in, such a company, which tax cannot be eliminated by making distributions to shareholders. If the Portfolios elect to treat a passive foreign investment company as a "qualified electing fund", different rules would apply, although the Portfolios do not expect to be in the position to make such elections.

FOREIGN TAX CREDIT

        Shareholders of the Lincoln World Growth and Lincoln New Pacific Portfolios who are U.S. citizens may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Portfolios.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of a Portfolio's income flows through to its shareholders. A Portfolio's gains from the sale of securities generally will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. With limited exceptions, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Portfolio.

        The foregoing is only a general description of the treatment of foreign withholding or other foreign taxes under the U.S.
federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

TAXATION OF SHAREHOLDERS

        Gain or loss on the sale of a security generally will be long-term capital gain or loss if the Portfolio has held the securities for more than one year. Gain or loss on the sale of securities held for not more than one year will be short-term. If one of the Portfolios acquires a debt security at a substantial discount, a portion of any gain upon the sale or redemption will be taxed as ordinary income, rather than capital gain to the extent it reflects accrued market discount. Alternatively, this discount may be accredited as ordinary income on a daily basis rather than recognized at disposition.

        Dividends of net investment income and distributions of net realized short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. Dividends received by corporate shareholders will qualify for the dividends-received deduction only to the extent that each of the Equity Portfolios designates the amount distributed as a dividend and the amount so designated does not exceed the aggregate amount of dividends received by the Portfolio from domestic corporations for the taxable year. The federal dividends-received deduction for corporate shareholders may be further reduced or disallowed if the shares with respect to which dividends are received are treated as debt-financed or are deemed to have been held for less than 46 days.

        Foreign countries may impose withholding and other taxes on dividends and interest paid to the Portfolios with respect to investments in foreign securities. However, certain foreign countries have entered into tax conventions with the U.S. to reduce or eliminate such taxes.

        Distributions of long-term capital gains will be taxable to shareholders as such, whether paid in cash or reinvested in additional shares and regardless of the length of time that the shareholder has held his or her interest in one of the Portfolios. If a shareholder receives a distribution taxable as long-term capital gain with respect to his or her investment in a Portfolio and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss.

        If a shareholder (a) incurs a sales charge or in acquiring or redeeming shares of one of the Portfolios, (b) disposes of those shares and acquires within 90 days after the original acquisition or (c) acquires within 90 days of the redemption those shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of reinvestment right (i.e., an exchange privilege), the original sales charge increases the shareholder's tax basis in the original shares only to the extent the other applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholder's tax basis in the newly acquired shares.
Furthermore, the same rule also applies to a disposition of the newly acquired or redeemed shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

        Investors considering buying shares of one of the Portfolios just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Portfolio shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment. This is of particular concern for investors in the Equity
Portfolios since these Portfolios may make distributions on an annual basis.

OPTIONS TRANSACTIONS

        The tax consequences of options transactions entered into by the Portfolios will vary depending on the nature of the underlying security and whether the "straddle" rules, discussed separately below, apply to the transaction. When a Portfolio writes a call or put option on a debt security, it will receive a premium that will, subject to the "section 1256 contract" and straddle rules discussed below, be treated as follows for tax purposes. If the option expires unexercised, or if a Portfolio entered into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of the closing purchase transaction exceeds the amount of the premium) without regard to any unrealized gain or loss on the underlying security. Any such gain or loss will be short-term capital gain or loss, except that any loss on a "qualified" covered call option not treated as part of a straddle may be treated as long-term capital loss. If a call option written by a Portfolio is exercised, the Portfolio will recognize a capital gain or loss from the sale of the underlying security, and will treat the premium as additional sales proceeds. Whether the gain or loss will be long-term or short-term will depend on the holding period of the underlying security. If a put option written by a Portfolio is exercised, the amount of the premium will reduce the tax basis of the security the Portfolio then purchases.

STRADDLES

        The Code contains rules applicable to "straddles", that is, "offsetting positions in actively traded personal property."
Such personal property includes offsetting puts of the same class, section 1256 contracts or other investment contracts.
Where applicable, the straddle rules generally override the other provisions of the Code. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions (although certain covered call options would not be treated as part of a straddle). The Portfolios, except for Lincoln Cashfund Portfolio, are authorized to enter into covered call and covered put positions. Depending on what other investments are held by a Portfolio, at the time it enters into one of the above transactions, the Portfolio may create a straddle for purposes of the Code.

WASH SALES

        "Wash sale" rules will apply to prevent the recognition of loss with respect to a position where an identical or substantially identical position has been acquired thirty days prior to or thirty days after the date of the loss.

        The foregoing is only a summary of certain federal tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

                PURCHASE AND REDEMPTION OF SHARES

        The Portfolios (other than the Lincoln Cashfund Portfolio) issue the following classes of shares: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative, Class C shares are sold to investors choosing the annual distribution fee alternative and Class D shares are sold to investors choosing the no sales charge alternative and are only available to insurance companies (including general and separate accounts), affiliates of insurance companies and investment companies registered under the Investment Company Act of 1940. The Lincoln Tax-Free Income Portfolio does not presently intend to offer the sale of Class D shares. The four classes of shares bear their own expenses under the Plan of Distribution and have separate exchange privileges. See "Distributor" and "Exchange Privileges."

        Each Portfolio offers its shares to the public on a continuous basis. Under the current distribution arrangements between the Fund and the Distributor, the public offering price per Class A share of a Portfolio is the net asset value per share at the time of purchase plus a maximum sales charge of 5.5% on Equity
Portfolios and 4.5% on Fixed-Income Portfolios. The public offering price per Class B share, Class C share and Class D share is equal to the net asset value per share at the time of purchase.

        The Lincoln Cashfund Portfolio offers two classes of shares:
Regular Shares and Class B Exchange Shares. The Regular shares are offered and sold at the net asset value ($1.00) without a sales charge and without any service or distribution fees. The Class B Exchange Shares, which are issued only upon the exchange of shares of Class B of any other Portfolio, are subject to the applicable CDSC, if any, upon redemption and are charged service and distribution fees of 1% on the net asset value of the shares.

        The Fund has received exemptive relief from the Securities and Exchange Commission relating to multiple classes of stock. In addition, the Fund has made the filings required to sell multiple classes of stock in the following states: Arizona, Iowa, Maine, Maryland, Massachusetts, Michigan, Mississippi,
Nebraska, New Mexico, North Dakota, New Hampshire, Puerto Rico,
South Dakota, Tennessee, Texas, Vermont, Washington, West
Virginia and Wisconsin.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

        Sales charges do not apply to shares of the Portfolios purchased: (1) by registered representatives, immediate family members and other employees of broker/dealers having agreements with the Distributor; (2) by a director or officer of a fund managed or advised by LNIMC or a director (including a retired director), officer or employee of Lincoln National Corporation or its subsidiaries or a director, officer or employee acting as a custodian for a child or a person acting as trustee of a trust for the sole benefit of a director, officer or employee or the immediate family member of a director, officer or employee; (3) in accounts as to which as to which a broker-dealer charges an account management fee, provided the broker-dealer has an agreement with the Distributor; (4) as part of an employee benefit plan having more than 100 eligible employees or a minimum of $1,000,000 invested in the Fund, provided that certain other requirements, as explained in the Statement of Additional Information, are met; (5) with certain redemption proceeds from other mutual fund complexes on which the investor paid a front-end sales charge only as part of certain promotional programs established by the Fund and/or Distributor; (6) by one or more members of a group of at least 1,000 persons engaged in a common business, profession, civic or charitable endeavor or other activity and retirees and immediate family members of such persons pursuant to a marketing program between the Distributor and such group; (7) by directors, officers, employees and immediate family members of current sub-advisors to the Portfolios; or (8) by employees and immediate family members of the current custodian and shareholder services agent.

        Immediate family members are defined as the spouse, parents, siblings, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

        Exemptions must be qualified in advance by the distributor and employee benefit plan investors must meet all requirements specified in the Statement of Additional Information. Your investment professional should call the distributor or shareholder services for more information.

        Additional information on waiver of the contingent deferred sales charges on Class B shares can be found in the Prospectus.

        Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class
A shares of a Portfolio concurrently with Class A shares of other Portfolios of the Fund, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares" in the Prospectus.

        An eligible group of related Fund investors includes any combination of the following:

                        (a)     an individual;

                        (b) the individual's spouse, their children, their parents, their mother-in-law, father-in-law, brother-in-law and sister-in-law;

                        (c)     the individual's Individual Retirement
                Account (IRA);

                        (d)     any company controlled by the individual
                (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

                        (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

                        (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

                        (g) one or more employee benefit plans of a company controlled by an individual.

        In addition, an eligible group of related Fund investors may include the following:

                        (h)     any employer (or group of related
                employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under comment control with another employer is deemed related to that employer).

        The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants described above under "Retirement and Group Plans."

EXCHANGE PRIVILEGE

        Except as noted below, shareholders of any Portfolio may exchange all or part of their shares for shares of the same class of the other Portfolios of the Fund or for shares of the Lincoln Cashfund Portfolio on the basis of relative net asset value per share at the time of exchange as follows:

                 (i) Class A shares of any Portfolio purchased with a sales charge may be exchanged for Class A shares of any of the other Portfolios, and the sales charge differential, if any, will be applied. Class A shares of any Portfolio may be exchanged without a sales charge for shares of the Portfolios that are offered without a sales charge. Class A shares of any Portfolio purchased without a sales charge may be exchanged for shares sold with a sales charge, and the appropriate sales charge differential will be applied.

                 (ii) Class A shares of any Portfolio acquired by a previous exchange of shares purchased with a sales charge may be exchanged for Class A shares of any of the other Portfolios and the sales charge differential, if any, will be applied.

                 (iii) Class B shares of any Portfolio may be exchanged without a sales charge. For purposes of calculating contingent deferred sales charge rates and conversion periods, Class B shares of a Portfolio exchanged for Class B shares of another Portfolio will be deemed to have been held since the date the shares being exchanged were purchased. This includes Class B shares of the Lincoln Cashfund Portfolio.

                 (iv) Class C shares of any Portfolio may be exchanged without sales charge.

        The exchange privilege enables shareholders to acquire shares of the same class in a Portfolio with different investment objectives when they believe a shift between Portfolios is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Portfolio shares being acquired may legally be sold. Prior to any exchange, the investor should obtain and review a copy of the current
Prospectus for information on the Portfolio into which an exchange is being considered.

        Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable contingent deferred sales charge, the proceeds are immediately invested, at a price as described above, in shares of the Portfolio being acquired. The Fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after notice to shareholders.

               EXECUTION OF PORTFOLIO TRANSACTIONS

        The Investment Advisor and the Sub-Advisors (collectively referred to as the "Advisor" in this section) are responsible for decisions to buy and sell securities and futures and options thereon for each Portfolio, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Broker-dealers may also receive commissions in connection with options and futures transactions including the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant.

        In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

        In placing orders for portfolio securities for each Portfolio, the Advisor is required to give primary consideration to obtaining the most favorable price and efficient execution. The Advisor seeks to effect each transaction at a price and commission, if any, that provides the most favorable total costs or proceeds reasonably attainable in the circumstances. Within the framework of this policy, the Advisor will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund (including each of the Portfolios), the Advisor or the Advisor's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Advisor in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund and the services furnished by such brokers, dealers or futures commission merchants may be used by the Advisor in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Advisor's policy is to pay higher commissions to brokers for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Advisor's opinion, this policy furthers the objective of obtaining best price and execution. The
Advisor is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically.

        Subject to the above considerations, an affiliate of the Advisor may act as a securities broker or futures commission merchant for the Fund. In order for an affiliate of the Advisor to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliate must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow an affiliate of the Advisor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliate of the Advisor are consistent with the foregoing standard. In accordance with
Section 11(a) under the Securities Exchange Act of 1934, an affiliate of the Advisor may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and such affiliate. Section 11(a) provides that an affiliate of the Advisor must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by the affiliate from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with an affiliate of the Advisor are also subject to such fiduciary standards as may be imposed by applicable law. No such trades have been made through affiliates to date.


                CALCULATION OF PERFORMANCE DATA

        With respect to the Lincoln Cashfund Portfolio, the yield will be computed by determining the percentage net change, excluding capital changes, in the value of one share of the particular class of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The effective yield of each class of the Portfolio will represent a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising the same to a power equal to 365/7, and subtracting 1 from the result.

        Performance information for all of the other Portfolios showing the Portfolio's total return and/or 30-day yield with respect to a particular class may be presented from time to time in advertising and sales literature. A 30-day yield is calculated by dividing the net investment income per share earned during the 30-day base period by the maximum offering price per share earned during the 30-day base period by the maximum offering price per share on the last day of the period, according to the following formula.

                30-day yield = 2[(a-b/cd + 1)6-1]

"a" represents dividends and interest earned during the 30-day base period; "b" represents expenses accrued to a particular class for the 30-day base period (net of reimbursements); "c" represents the average daily number of shares of a particular class outstanding during the 30-day base period that were entitled to receive dividends; and "d" represents the maximum offering price per share of a particular class on the last day of the 30-day base period.

        From time to time the tax equivalent 30-day yield of a particular class of the Lincoln Tax-Free Income Portfolio may be presented in advertising and sales literature. The tax equivalent 30-day yield will be computed by dividing that portion of the Portfolio's yield (relating to a particular class) which is tax-exempt by one minus a stated income tax rate and adding the product of the portion, if any, of the yield of the Portfolio (relating to the particular class) that is not tax-exempt.

        The performance of the Portfolios will fluctuate from time to time and is not necessarily representative of future results.
Accordingly, a Portfolio's performance may not provide a good comparison for other investments that pay a fixed rate of return for a stated period of time. Performance is a function of a Portfolio's quality, composition and maturity, as well as the expenses allocated to the Fund.

        The Lincoln Cashfund Portfolio may quote actual total return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. The performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts, as monitored by the Bank
Rate Monitor, and those of corporate and government security price indices of various durations prepared by Shearson Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goals.

        The Lincoln Cashfund Portfolio may also use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc.

        Each of the Portfolios, except the Lincoln Cashfund Portfolio, will prepare total return information. These returns are computed by assuming a hypothetical initial payment of $1,000.
It is then assumed that all of the dividends and distributions paid by each Portfolio over the relevant time periods were reinvested. It is then assumed that at the end of the periods, the entire amount was redeemed and any applicable contingent deferred sales charge paid upon redemption was deducted from the redeemed amount. The average annual total return is then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. Total return does not take into account any federal or state income taxes that may be payable upon redemption.

        Total return is computed according to the following formula:

                                P(1+T)n=ERV

        Where:  P =     a hypothetical initial payment of $1,000.

                T =     average annual total return.

                n =     number of years.

                ERV =   ending redeemable value of a hypothetical $1,000 payment
made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

        Statistical and performance information compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation may also be used. CDA is a performance evaluation service that maintains a statistical data base of performance, as reported by a diverse universe of independently-managed mutual funds.
Interactive Data Corporation is a statistical access service that maintains a data base of various industry indicators, such as historical and current price/earning information and individual stock and fixed income price and return information.

        Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. Also current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used. The Bond Buyer is published daily and is an industry-accepted source for current municipal bond market information.

        Comparative information on the Consumer Price Index may also be included. This Index, as prepared by the U.S. Bureau of Labor
Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return on investment.
From time to time, the Portfolios may quote actual total return performance in advertising and other types of literature compared to results reported by the Dow Jones Industrial Average.

        The Dow Jones Industrial Average is an industry-accepted unmanaged index of generally conservative securities used for measuring general market performance. The performance reported will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The index does not take into account any brokerage commissions or other fees. Comparative information on the Consumer Price Index may also be included.

        The MSCI EAFE index is the industry standard performance benchmark for international equity investment. The index is market weighted and represents approximately 60% of the aggregate market value of the stock exchanges that are included.
 The index consists of 1079 companies with a market capitalization of $6,843 billion. The following countries are constituents: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland, United Kingdom, Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore.

        The Portfolios may also promote the yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc.

                        NET ASSET VALUE

        The net asset value per share of a Portfolio is the net worth of such Portfolio (assets including securities at value minus liabilities) divided by the number of shares of such Portfolio outstanding. The Fund will compute the net asset value of each such Portfolio once daily at the times indicated in the Prospectus, on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares of the Fund have been received or on days on which changes in the value of a Portfolio's portfolio securities do not effect net asset value. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents'
Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The value of equity securities, other than options listed on national securities exchanges, is based on the last sale on national securities exchanges as of the close of the New York Stock Exchange (which is currently 4:00 P.M., or later for certain trading, New York time), or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or over-the-counter. If no quotations are available, securities will be valued at fair value as determined in good faith by the Board of Directors. Options on stocks and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is currently 4:10 P.M., New York time), and stock index futures and options thereon, which are traded on commodities exchanges or boards of trade, are valued at their last sale price as of the close of such commodities exchanges (which is currently 4:15 P.M., New York time) or, if there was no sale on the applicable securities exchange, commodities exchange or board of trade on such day, at the average of quoted bid and asked prices as of the close of such exchange or board of trade. Short-term investments which mature in 60 days or less are valued at amortized cost on the 60th day prior to maturity, if their original term to maturity when acquired by a Portfolio was more than 60 days, unless this is determined not to represent fair value by the Board of Directors. Securities or other assets for which reliable market quotations are not readily available are valued by the Investment Advisor in good faith at fair value in accordance with procedures adopted by the Fund's Board of Directors on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Investment Advisor to materially affect the value of the security.

        Bonds for which market quotations are readily available are valued at their bid quotations. Securities for which market quotations are not readily available are valued at fair value in accordance with procedures adopted by the Board of Directors.
Under these procedures the Portfolio values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Directors believe that reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities. As a result, depending on the particular tax-exempt securities owned by a Portfolio, it is likely that most of the valuations for such securities will be based upon fair value determined under the foregoing procedures.
 Short-term investments which mature in less than 60 days are valued at amortized cost on the 60th day prior to maturity, if their original term to maturity when acquired by a Portfolio was more than 60 days, unless this is determined not to represent fair value by the Directors.

        The Lincoln Cashfund Portfolio uses the amortized cost method to determine the value of its portfolio securities in accordance with regulations of the SEC. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

        With respect to the Lincoln Cashfund Portfolio, the Directors have determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the Investment Advisor under the supervision of the Board of Directors to present minimal credit risks and to be of "eligible quality" in accordance with regulations of the SEC. The Board of Directors has adopted procedures designed to stabilize, to the extent reasonably possible, the Lincoln Cashfund Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00.
Such procedures will include review of the Lincoln Cashfund Portfolio's holdings by the Board of Directors, at such intervals as they may deem appropriate, to determine whether the Lincoln Cashfund Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board of Directors will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Directors will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.

        Because the New York Stock Exchange or the national securities exchanges on which stock options are traded have adopted different trading hours on either a permanent or temporary basis, the Board of Directors of the Fund may reconsider the time at which net asset value is computed. In addition, a Portfolio may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

        Although the legal rights of Class A, Class B, Class C and Class D shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class B and Class
C shares will generally be lower than Class A shares and the net asset value of Class A, Class B and Class C shares will generally be lower than Class D shares as a result of the respective service and distribution fees charged. It is expected, however, that the net asset value per share of each of the classes will tend to converge immediately after the recording of dividends since the dividends will differ by approximately the amount of the distribution expense accrual differential between the classes.

                        SHAREHOLDER SERVICES

        Upon the initial purchase of shares of any Portfolio, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by Shareholder Services. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a statement showing the transaction and the status of the Account.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

        Unless indicated otherwise on the account application, investors' dividends and capital gains distributions are automatically reinvested in full and fractional shares of the applicable Portfolio at net asset value without a sales charge. Changes to initial dividend elections must be directed to Shareholder Services in writing or by telephone not less than 5 full business days prior to the record date. In the case of recently purchased shares for which registration instructions have not been received, cash payment will be made directly to the dealer. Any shareholder who received a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to Shareholder Services within 30 days after the payment date. The investment will be made at the net asset value per share next determined after receipt of the check or proceeds by Shareholder Services.

TAX-DEFERRED RETIREMENT PLANS

        Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers.
These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from LNC Equity Sales or Shareholder Services.

AUTOMATIC INVESTMENT PLAN

        Under the Automatic Investment Plan, an investor may arrange to have a fixed amount automatically invested in Class A, Class B or Class C shares of a Portfolio monthly, quarterly or semi-annually by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Portfolio. The investor's bank must be a member of the Automatic Clearing House System. Further information about this plan and an application form can be obtained from Shareholder
Services.

SYSTEMATIC WITHDRAWAL PLAN

        A withdrawal plan is available for shareholders having Class A, Class B or Class C shares of any Portfolio who maintain a minimum balance of $10,000. The plan provides for monthly or quarterly checks in any amount, but not less than $50 (which amount is not necessarily recommended). To the extent such withdrawals exceed the current net assets value of reinvested dividends, they may be subject to the contingent deferred sales charge. See "Redemption of Shares -- Contingent Deferred Sales
Charge -- Class B Shares" in the Prospectus.

        Dividends and distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. See "Shareholder Investment Account -- Automatic
Reinvestment of Dividends and Distributions."  Shareholder
Services acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time, and the Distributor reserves the right to initiate a fee per withdrawal, upon 30 days' written notice to the shareholder.

        Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

        Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B shares. Each shareholder should consult his or her own tax advisor with regard to the tax consequences of the plan.



                      GENERAL INFORMATION

        The Fund was incorporated under the laws of Maryland on August 12, 1993. The Fund and all Portfolios therein shall continue perpetually subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders or by the Directors by written notice to the shareholders.

        The authorized capital of the Fund consists of 810,000,000 shares of Common Stock, $.01 par value, issued in separate series. Each Portfolio, for federal income tax purposes, will constitute a separate entity which will be governed by the provisions of the Articles of Incorporation. All shares of any Portfolio issued and outstanding will be fully paid and non-assessable by the Fund. The assets of the Fund received for the issue or sale of the shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors of such Portfolio, are specially allocated to such Portfolio and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the books of account, and are to be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities incurred by each Portfolio of the Fund. General liabilities of the Fund include, without limitation, director's fees, professional expenses and printing expenses. Under no circumstances would the assets of a Portfolio be used to meet liabilities which are not otherwise properly chargeable to it. Expenses with respect to any two or more Portfolios are to be allocated in proportion to the net asset value of the respective Portfolio except where allocations of direct expenses can otherwise be fairly made. The officers of the Fund, subject to the general supervision of the Board of Directors, have the power to determine which liabilities are allocable to a given Portfolio or which are general or allocable to two or more Portfolios. Upon redemption of shares of a Portfolio, the shareholder will receive proceeds solely of the assets of such Portfolio. In the event of the dissolution or liquidation of the Fund, the holders of the shares of any Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution to shareholders.

        Shares of the Fund entitle their holders to one vote per share. However, on any matter submitted to a vote of the shareholders, all shares then entitled to vote will be voted by individual
Portfolios, unless otherwise required by the Investment Company
Act (in which case all shares will be voted in the aggregate).
For example, a change in investment policy for a Portfolio would be voted upon only by shareholders of the Portfolio involved.
Additionally, approval of the investment advisory agreement is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio whether or not enough votes are received from the shareholders of the other Portfolios to approve the proposals as to those Portfolios.

        Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Portfolio will be required in connection with a matter, a Portfolio will be deemed to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Portfolio and/or class only if approved by a majority of the outstanding shares of such Portfolio and/or class. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of the Fund voting without regard to the separate Portfolios and/or class.

        Pursuant to the Articles of Incorporation, the Directors may authorized the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) and additional classes of shares within any Portfolio (which would be used to distinguish among the rights of different categories of shareholders as might be required by future regulations or other unforeseen circumstances) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of such series or class) and would be subject to the liabilities related thereto. Pursuant to the Investment
Company Act, shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies related thereto.

        The Fund does not intend to hold shareholders' meetings unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless the election of directors is required to be acted on by shareholders under the Investment
Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more directors or to transact any other business.

TRANSFER AND DIVIDEND DISBURSING AGENT

        Fundamental Shareholder Services, Inc. ("Shareholder Services") serves as the Transfer and Dividend Disbursing Agent of the Fund. Its mailing address is 90 Washington Street, New York,
New York 10006. Shareholder Services provides customary transfer agency services to the Fund including the handling of shareholder communications, the processing of shareholders transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions.

INDEPENDENT PUBLIC ACCOUNTANTS

        Coopers & Lybrand L.L.P. serve as the Fund's independent accountants and in that capacity will audit the Fund's annual financial statements.

REGISTRATION STATEMENT

        This Statement of Additional Information and the prospectus do not contain all of the information set forth in the Registration
Statement the Fund has filed with the SEC.  The complete
Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

FINANCIAL STATEMENTS AND REPORTS

        Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

INVESTMENT ADVISOR

        Lincoln National Investment Management Company ("LNIMC")

INVESTMENT SUB-ADVISORS

        Beutel, Goodman Capital Management (Lincoln Growth and Income Portfolio), Provident Investment Counsel (Lincoln U.S. Growth
Portfolio), Lynch & Mayer, Inc. (Lincoln Enterprise Portfolio),
Walter Scott & Partners Limited (Lincoln World Growth
Portfolio), John Govett & Company Limited (Lincoln New Pacific
Portfolio)

DISTRIBUTOR

        LNC Equity Sales Corporation ("LNC Equity Sales")

ADMINISTRATOR AND CUSTODIAN

        Investors Bank & Trust Company ("Investors Bank")

Audited Financial Statement for the period ending October 31, 1994

                DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

        BOND RATINGs

        Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger than in Aaa securities.

        A: Bonds which are rated A possess many favorable investment attributes and are considered as upper medium grade obligations.
 Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.
Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B:      Bonds which are rated B generally lack characteristics of
the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa:    Bonds which are rated Caa are of poor standing.  Such
issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca:     Bonds which are rated Ca represent obligations which are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C:      Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        SHORT-TERM DEBT RATINGS

        Moody's short term debt ratings are opinions of the ability of issuers to repay punctually senior obligations which have an original maturity not exceeding one year.

        P-1: Issuers rated "Prime-1" or "P-1" (or supporting institutions) have superior ability for repayment of senior short term debt obligations.

        P-2: Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short term debt obligations.

        P-3: Issuers rated "Prime-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short term debt obligations.

        Municipal Note Ratings

        Issuers or the features associated with Moody's MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1:           This designation denotes best quality.  There is
present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2:           This designation denotes high quality.  Margins
of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3:           This designation denotes favorable quality.  All
security elements are accounted for but there is lacking the
undeniable strength of the preceding grades.   Liquidity and
cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4:           This designation denotes adequate quality.
Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S CORPORATION

        BOND RATINGS

        AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

        AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

        A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        BB, B, CCC and CC: Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        C: This rating is reserved for income bonds on which no interest is being paid.

        D: Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

        COMMERCIAL PAPER RATINGS

        Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

        A-1: The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
A plus (+) designation is applied to those issues rated A-1 which possess an overwhelming degree of safety.

        A-2: Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safety is not as high as for issues designated A-1.

        A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        MUNICIPAL NOTE RATINGS

        A Standard & Poor's municipal note rating reflects the liquidity concerns and market access risks unique to notes.
Notes due in 3 years or less will likely receive a note rating.
Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
                Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

                Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

        SP-1:   Very strong or strong capacity to pay principal and
interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

        SP-2:   Satisfactory capacity to pay principal and interest.

        SP-3:   Speculative capacity to pay principal and interest.